                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Benjamin Moore & Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 Benjamin Moore & Co.

                                  ------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 --------------------

     The Annual Meeting of the Shareholders of Benjamin Moore & Co. will be held on Thursday, the 16th day of April, 1998, at 11:00 o'clock in the morning, New Jersey time, at the Woodcliff Lake Hilton, Chestnut Ridge Road and Tice Boulevard, Woodcliff Lake, New Jersey, for the following purposes:

     1. To elect three (3) Class I Directors to hold office for three years each.

     2. To vote upon the 1998 Stock Incentive Plan.

     3. To transact such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

     In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on March 2, 1998 as the record date for the meeting. Accordingly, only shareholders of record at the close of business on March 2, 1998 will be entitled to notice of and to vote at the meeting.

     Whether or not you expect to be personally present at the meeting, please complete, date, sign and return the enclosed proxy in the envelope which is provided in order to be certain that your shares will be voted at the meeting.

     If you attend, we invite you to stay for lunch after the meeting. In order that we may plan for lunch, we request you to please complete and return the enclosed card together with the proxy.


Montvale, New Jersey
March 23, 1998

                          By Order Of The Board of Directors

                                        John T. Rafferty
                                               Secretary

                                 PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Benjamin Moore & Co., a New Jersey corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held on the 16th day of April, 1998, at 11:00 o'clock in the morning, New Jersey time, or at any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on March 2, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting.

     The principal executive offices of the Company are located at 51 Chestnut Ridge Road, Montvale, New Jersey 07645. This Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy were first sent or given to shareholders on or about March 23, 1998.

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, including financial statements, accompanies this Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (none of whom will receive any compensation therefor in addition to their regular compensation) to solicit proxies, personally or by telephone. Arrangements may also be made with banks, brokerage houses and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners, and the Company may reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in connection therewith. At the 1997 Annual Meeting of Shareholders, more than 92.7% of the outstanding shares were represented at the meeting in person or by proxy.

Outstanding Shares

     At the close of business on March 2, 1998, there were 8,852,536 shares of Common Stock, par value $10 per share, outstanding. Each share of Common Stock is entitled to one vote on all matters with respect to which holders thereof are entitled to vote, as set forth in the accompanying Notice of Annual Meeting of Shareholders.

Proxy Procedure

     The form of proxy provides space for a shareholder to withhold authority to vote for any or all nominees for the Board of Directors or to abstain from voting on the 1998 Stock Incentive Plan if the shareholder chooses to do so. The election of Directors requires a plurality of the votes cast and approval of the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Meeting. For purposes of election of Directors, abstentions and broker non-votes are not considered as votes cast. For purposes of the proposal to approve the 1998 Stock Incentive Plan, abstentions are considered as a vote against the proposal and broker non-votes are not considered as votes cast. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum. Votes on each of the above matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

     A properly completed, signed and dated proxy which is received prior to the Meeting will be voted in the manner specified therein. If authority to vote for one or more of the nominees for election as Director has not been withheld on the proxy in accordance with the instructions set forth thereon, the proxy will be voted for the election of all such nominees; if authority to vote for one or more of such nominees has been so withheld, the proxy will only be voted for the election of the balance of such nominees. The proxy will be voted for not more than three (3) Directors. If no direction is given with respect to the 1998 Stock Incentive Plan, a signed proxy will be voted in favor of such proposal.

     At the date of this Proxy Statement, the Board of Directors does not know of any matters to be brought before the Meeting which are not set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy in the accompanying form will confer discretionary authority with respect to any such other matter. If any such other matter or matters are properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

     A shareholder may revoke his or her proxy prior to the voting thereof by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later dated proxy, or by attending the Meeting and voting his or her shares in person.


                             PRINCIPAL SHAREHOLDERS

     Set forth below is certain information, as of March 2, 1998 (or in the case of interests under the Company's Employees' Stock Ownership Plan (the "ESOP"), the most recent allocation date which is December 31, 1997), with respect to certain persons, including each person who, to the knowledge of the Company, may be deemed to own beneficially (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) more than five percent of the Company's Common Stock. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the name of each such person (and the corresponding percentage ownership represented thereby) refers, in several instances, to the same shares.

     The shares shown include stock options issued under the Stock Option Plan of the Company which are exercisable on or within sixty days after March 2, 1998. The stock options permit the purchase of a total of 8,000 shares, 6,000 shares, 10,000 shares and 6,000 shares by Messrs. Belcher, Jr., Dupuy, Roob and Vail, respectively, each of whom is a Director of the Company. For the purpose of calculating percentage ownership for each person such shares were also considered to be outstanding.



                                         Shares Owned               Approximate
                                         Beneficially              Percentage of
                                             as of                  Outstanding
Name and Address                         March 2, 1998                Shares
----------------                        ---------------           --------------
Benjamin M. Belcher, Jr.                  1,277,974 (1)               14.4
51 Chestnut Ridge Road
Montvale, New Jersey 07645

Yvan Dupuy                                  440,745 (2)                4.9
51 Chestnut Ridge Road
Montvale, New Jersey 07645

Richard Roob                                864,553 (3)                9.7
51 Chestnut Ridge Road
Montvale, New Jersey 07645


                                         Shares Owned               Approximate
                                         Beneficially              Percentage of
                                             as of                  Outstanding
Name and Address                         March 2, 1998                Shares


Charles C. Vail                             515,868 (4)                5.8
51 Chestnut Ridge Road
Montvale, New Jersey 07645

Benjamin Moore & Co. Employees' Stock       430,005 (5)                4.9
Ownership Plan Trust
51 Chestnut Ridge Road
Montvale, New Jersey 07645

(1) Includes 1,149,061 shares held by trusts of which Mr. Belcher, Jr. is co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding a total of 16,000 of such shares--individuals having no affiliation with the Company; (b) trusts holding 420,133 of such shares--Mr. Vail; (c) trust holding 274,923 of such shares--Mr. Roob; and (d) a trust holding 8,000 of such shares--Mrs. Sara B. Wardell, a Director of the Company. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Belcher, Jr. is one of three trustees of the ESOP. Mr. Belcher, Jr. has an interest under the ESOP in 2,297 shares. The other trustees are Mr. Yvan Dupuy and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Belcher, Jr.'s wife owns 2,824 shares which are not counted above, and in which he disclaims any beneficial interest.

(2) Mr. Dupuy is one of three trustees of the ESOP. Mr. Dupuy has an interest under the ESOP in 1,177 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Richard Roob, each of whom is a Director of the Company.

(3) Includes 743,213 shares held by trusts of which Mr. Roob is a co-trustee. The other co-trustees of said trusts are as follows: (a) trust holding 274,923 of such shares -- Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares -- Mrs. Wardell and Mr. Vail; (c) a trust holding 9,559 of such shares -- an individual having no affiliation with the Company and a retiree of the Company; and (d) a trust holding 9,526 of such shares -- an individual having no affiliation with the Company. In each case, the trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Roob is one of three trustees of the ESOP. Mr. Roob has an interest under the ESOP in 3,079 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Yvan Dupuy, each of whom is a Director of the Company. Mr. Roob's wife owns 9,000 shares and each of his two daughters owns 500 shares, which are not counted above, and in which he disclaims any beneficial interest.

(4) Includes 504,933 shares held by trusts of which Mr. Vail is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 420,133 of such shares -- Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares - Mr. Roob and Mrs. Wardell; (c) a trust holding 24,000 of such shares -- Mrs. Wardell; (d) a trust holding 33,600 of such shares -- Mr. Ward B. Wack, a Director of the Company; and (e) a trust holding 8,000 of such shares -- an individual having no affiliation with the Company. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 935 shares in which Mr. Vail has an interest under the ESOP. Mr. Vail's wife owns 200 shares which are not counted above, and in which he disclaims any beneficial interest.

(5) The ESOP (described hereafter) owns these shares and the three trustees are Mr. Benjamin M. Belcher, Jr., Mr. Yvan Dupuy and Mr. Richard Roob.

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. Each year the Directors in one class are elected to serve terms of three years.

     The Board of Directors has nominated Benjamin M. Belcher, Jr., Yvan Dupuy and Gerald W. Moore, all of whom were previously elected by the shareholders, for election as Class I Directors at the 1998 Annual Meeting of Shareholders. The three (3) nominees for election as Class I Directors, if elected, will each hold office for a three-year term until the Annual Meeting of Shareholders to be held in the year 2001, and until a successor has been duly elected and qualified.

     Mr. William J. Fritz and Mr. Michael C. Quaid, Class I Directors, are retiring at the time of the 1998 Annual Meeting of Shareholders after eighteen and twenty-five years of service as Directors, respectively. Accordingly, the Board of Directors pursuant to the Bylaws of the Company has determined that the number of Directors of the Company will be reduced from 16 to 14, effective April 16, 1996, upon the expiration of the terms of Mr. Fritz and Mr. Quaid.

     The persons named as proxies in the accompanying form of proxy have advised the Company that, unless otherwise instructed, they intend to vote the shares covered by duly executed proxies for the election of Benjamin M. Belcher, Jr., Yvan Dupuy and Gerald W. Moore. All of the nominees have agreed to serve if elected. Should any such person become unable or unavailable for election as a Director, an event which the Board of Directors does not anticipate, the individuals appointed as proxies reserve the right to vote such shares for the election of such substitute nominee(s) as the Board of Directors may propose.

     The following table sets forth certain information with respect to the three (3) nominees for election as Class I Directors to hold office for three years and with respect to each Director whose term of office will continue after the Meeting. See also "Ownership of Securities by Nominees and Directors" below.

                              Nominees for Election

                                                                                         Year Term          Served as
                                                                                         of Office         a Director
Name                           Age          Principal Occupation                         Will Expire          Since
-----                         -----        ----------------------                       -------------      -----------
Class I Directors

Benjamin M. Belcher, Jr.*      63       Executive Vice President of the Company              2001             1975
                                        since 1991; Vice President-Planning and
                                        Secretary of the Company from 1983 to 1991(1)


Yvan Dupuy*+                   46       President of the Company since 1996;                 2001             1990
                                        Senior Vice President of the Company from
                                        1995 to 1996; Vice President-Sales and
                                        Marketing of the Company from 1988 to 1995

Gerald W. Moore *+(section)    65       Retired business executive; private investor         2001             1994
                                        from 1989 to the present; formerly Associate
                                        Editor of Equipment Distribution magazine


                         Directors Whose Terms of Office
                         Will Continue After the Meeting


                                                                                         Year Term          Served as
                                                                                         of Office         a Director
Name                          Age            Principal Occupation                       Will Expire           Since
----                         -----      ----------------------------------------        ------------       -----------
Class II Directors

Charles H. Bergmann, Jr.       54        Director of Communications of Alto Dairy            1999            1996
(section)                                Cooperative, a 100 year old farmer-owned
                                         cooperative in Waupun, Wisconsin, and
                                         employed there since 1989

Robert H. Mundheim             65        Senior Executive Vice President and General         1999            1997
                                         Counsel since December 1997 of Salomon Smith
                                         Barney Holdings, Inc. which together with its
                                         sub-sidiaries conducts global investment banking,
                                         global securities and commodities trading;
                                         Executive Vice President and General Counsel
                                         from September 1992 to 1997 of Salomon
                                         Inc, a predecessor of Salomon Smith Barney
                                         Holdings, Inc.

Charles C. Vail*               54        Senior Vice President-Human Resources and            1999           1986
                                         Administration of the Company and a
                                         Vice President since 1988

Ward B. Wack                   66        Retired; Consultant to the Company from 1978         1999           1975
                                         to 1994 (1)

Sara B. Wardell                55        Managing Director, Scoville Memorial Library,        1999           1987
                                         Salisbury, CT, from 1978 to 1993 and since
                                         then has been a library consultant (1)

Class III Directors

Ward C. Belcher                51        Vice President-Operations of the Company             2000           1988
                                         since 1989 (1)

Frederick J. Costello+         60        Retired executive of Union Carbide Corporation,      2000           1997
(section)                                a chemicals company; President of the Solvents
                                         and Coatings Materials Division of Union
                                         Carbide Corporation from 1989 until retirement
                                         in 1993

Robert J. Hodgson              60        President of Technical Coatings Co., a               2000           1994
                                         wholly owned U.S. subsidiary of the
                                         Company, since 1987

John C. Moore, Jr.+            53        Employed by Electronic Data Systems (EDS)            2000            1994
                                         Consulting Business Unit which consults on
                                         the use of information technology for the
                                         operational needs of business, since 1989

Richard Roob*+                 65        Chairman of the Board of Directors                   2000            1979
                                         of the Company since 1984

Maurice C. Workman*+           69        Retired; President of the Company from 1970          2000            1963
                                         to 1996

*Member of the Executive and Finance Committee.
+Member of the Audit Committee.
(section)Member of the Compensation and Stock Option Plan Committee.

(1) Messrs. B. M. Belcher, Jr. and W. C. Belcher are brothers, Mrs. Wardell is their sister and Mr. Wack is their first cousin.

Ownership of Securities by Nominees and Directors

     Set forth below is certain information, as of March 2, 1998 (or in the case of interests under the Company's Employees' Stock Ownership Plan (the "ESOP"), the most recent allocation date which is December 31, 1997), with respect to the shares of Common Stock of the Company, and with respect to the Common Shares of its Canadian subsidiary, which may be deemed to be beneficially owned (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission), by each nominee for election as a Director of the Company, by each of its current Directors, by each of the executive officers named in the Summary Compensation Table appearing below and by all Directors and executive officers as a group. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the names of each such person (and the corresponding percentage ownership presented below) refers, in several instances, to the same shares.

     The shares shown include stock options issued under the Stock Option Plan of the Company which are exercisable on or within sixty days after March 2, 1998. The stock options permit the purchase of a total of 8,000 shares, 6,000 shares, 6,000 shares, 3,500 shares, 10,000 shares and 6,000 shares by Messrs. B.M. Belcher, Jr., W. C. Belcher, Dupuy, Hodgson, Roob and Vail, respectively, and 47,867 shares by all Directors and executive officers as a group. For the purpose of calculating percentage ownership for each person or the group such shares were also considered to be outstanding.

                                                                          Shares of
                                      Shares of         Approximate        Canadian          Approximate
                                       Company         Percentage of      Subsidiary        Percentage of
                                     Owned as of        Outstanding       Owned as of        Outstanding
Name                                   3/2/98             Shares            3/2/98              Shares
-----                                -----------       -------------      -----------       -------------
Benjamin M. Belcher, Jr.                       (1)               (1)        8,270 (12)           .6
Ward C. Belcher                       246,590  (2)         2.8              5,490 (13)            *
Charles H. Bergmann, Jr.               99,531  (3)         1.1
Frederick J. Costello                     500               *
Yvan Dupuy                                     (1)               (1)        1,000                 *
William J. Fritz                       12,500               *
Robert J. Hodgson                       7,234  (4)          *               1,000                 *
Gerald W. Moore                        84,240  (5)          .9
John C. Moore, Jr.                    346,958  (6)         3.9
Robert H. Mundheim                        500               *
Michael C. Quaid                       15,900  (7)          *                 600                 *
Richard Roob                                   (1)               (1)        7,200 (14)           .6
Charles C. Vail                                (1)               (1)
Ward B. Wack                          255,958  (8)         2.9              6,700 (15)           .5
Sara B. Wardell                       230,402  (9)         2.6              3,060                 *
Maurice C. Workman                      5,115 (10)          *               1,000                 *
Directors and executive officers
as a group (21 persons,
including the above)                2,759,234 (11)        31.0             29,520 (11)          2.3

                                       6

*Represents .4% or less of the outstanding shares of Common Stock of the Company or its Canadian subsidiary.

(1) Reference is made to the information set forth under the caption "Principal Shareholders" above, and to the table and the notes thereunder.

(2) Includes 36,482 shares of the Company's Common Stock held by trusts of which Mr. Ward C. Belcher is a co-trustee. The co- trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 1,566 shares in which Mr. Belcher has an interest under the Company's ESOP. In addition, Mr. Belcher is Custodian of 29,664 of such shares held under the Uniform Gifts to Minors Act. Mrs. Ward
     C. Belcher owns 5,980 shares of the Company's Common Stock of which 4,256 shares are held as Custodian under the Uniform Gifts to Minors Act. Mr. Belcher disclaims any beneficial interest in such shares which are not counted above.

(3) Includes 94,226 shares owned by Bergmann Enterprises Limited Partnership of which Mr. Bergmann, Jr. is the managing general partner. Also includes 4,176 shares held by a trust of which Mr. Bergmann, Jr. is a co-trustee with Mrs. Charles H. Bergmann, Jr. Mrs. Bergmann, Jr. owns 3,972 shares and is a trustee with their son of a trust holding 7,511 shares which are not counted above, and in which Mr. Bergmann, Jr. disclaims any beneficial interest.

(4) Includes 634 shares in which Mr. Hodgson has an interest under the Company's ESOP.

(5) Held by two trusts of which Mr. Gerald W. Moore is a trustee. Mr. Gerald W. Moore is: (a) the sole trustee of a trust holding 49,416 of such shares and
     (b) a co-trustee with a bank of a trust holding 34,824 of such shares. The trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(6) Includes 346,608 shares held by a trust of which Mr. John C. Moore, Jr. is a co-trustee with his uncle and two cousins. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(7) Mrs. Quaid owns 3,800 shares which are not counted above, and in which Mr. Quaid disclaims any beneficial interest.

(8) Includes 222,358 shares owned by Wack Enterprises, L.P. of which Mr. Wack is the sole shareholder of the general partner Warco Corp. Mr. Wack also holds a 99% limited partnership interest in Wack Enterprises, L.P. Also includes 33,600 shares of the Company's Common Stock held by a trust of which Mr. Wack is a co-trustee. The other co-trustee is Mr. Vail. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mrs. Wack owns 200 shares which are not counted above, and in which Mr. Wack disclaims any beneficial interest.

(9) Includes 58,909 shares held by trusts of which Mrs. Wardell is a co-trustee. The other co-trustees of said trusts are as follows: (a) a trust holding 19,200 of such shares--Mr. Roob and Mr. Vail; (b) a trust holding 24,000 of such shares--Mr. Vail; (c) a trust holding 8,000 of such shares--Mr. Belcher, Jr.; and (d) a trust holding 7,709 of such shares--a bank. Mrs. Wardell's adult daughter owns 27,361 shares which are not counted above, and in which she disclaims any beneficial interest.

(10) Mrs. Workman owns 5,089 shares which are not counted above, and in which Mr. Workman disclaims any beneficial interest.

(11) Shares which may be deemed to be owned by more than one executive officer or Director have been counted only once for purposes of the group totals.

(12) Includes 4,800 shares held by a trust of which Mr. Belcher, Jr. is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(13) Includes 1,230 shares held as custodian for his children.

(14) Includes 4,800 shares held by a trust of which Mr. Roob is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(15) Held by Wack Enterprises, L.P. See footnote (8) above.

     Shares owned by the Directors' parents (including the Estates of parents), spouses, adult children and their spouses, brothers or sisters and their spouses (except those who are Directors of the Company), aunts and uncles, in which shares beneficial ownership is disclaimed, total 1,002,033 shares, or 11.3% of the outstanding shares.

Committees of the Board of Directors

     The Company has an Audit Committee, an Executive and Finance Committee and a Compensation and Stock Option Plan Committee, but does not have a Nominating Committee. The Audit Committee functions include recommending to the Board of Directors the engagement of the independent public accountants for the Company, reviewing with the independent public accountants the plan and results of the audit engagement, considering the effect of any non-audit services upon the independence of the accountants, approving the fees for audit and non-audit services, and reviewing with the independent public accountants the adequacy of the Company's system of internal accounting controls. The Executive and Finance Committee may exercise all powers of the Board of Directors with certain exceptions as required by law. The Compensation and Stock Option Plan Committee is responsible for the approval of the Company's performance bonus plan and for compensation arrangements for senior executives, including each executive officer named in the Summary Compensation Table appearing below; it establishes performance goals for senior executives, and it administers the Company's Stock Option Plan approved by the shareholders on April 15, 1993.

     During 1997, there were five meetings of the Board of Directors, three meetings of the Audit Committee, five meetings of the Executive and Finance Committee and seven meetings of the Compensation and Stock Option Plan Committee. Each Director of the Company attended at least 75% of the meetings of the Board of Directors and the Committee or Committees of which such person was a member.

                              DIRECTOR COMPENSATION

     In 1997, all non-employee Directors of the Company were paid a fee at an annual rate of $30,000 in consideration of their services as such. The fee will be $30,000 for non-employee Directors in 1998. Directors who are employees are not compensated for services as a Director.

     In addition, William J. Fritz (who is a Director of the Company who retired as an employee on December 31, 1996 and who will retire as a Director at the Annual Meeting on April 16, 1998) was also paid a fee for consulting service rendered to the Company in 1997 at an annual rate of $50,000. Further, Maurice
C. Workman (who is a Director of the Company who retired as an employee on April 30, 1996) was also paid a fee for consulting service rendered to the Company in 1997 at an annual rate of $75,000. He will be paid a fee for consulting service in 1998 at an annual rate of $25,000. Gerald W. Moore (who is a Director of the Company) will also be paid a fee in 1998 at an annual rate of $15,000 for service as Chairman of the Compensation and Stock Option Plan Committee.


                             EXECUTIVE COMPENSATION

     The following table sets forth information for each of the last three fiscal years concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive employees of the Company during 1997 who were executive officers of the Company as of the end of such fiscal year.

                           Summary Compensation Table


                                     Annual
                                  Compensation


                                                               Other
                                                               Annual        All Other
Name and                               Salary      Bonus     Compensation   Compensation
Principal Position           Year     ($) (1)     ($)  (2)     ($)  (3)       ($)  (4)
-------------------          ----     -------     --------   ------------   ------------
Richard Roob                 1997     609,500      160,000       4,782         2,239
Chairman of the              1996     586,000      115,735       5,738         2,134
Board of Directors and       1995     558,300        -0-         6,599         1,900
Chief Executive Officer

Yvan Dupuy                   1997     349,992      101,750       5,818         2,239
President and                1996     293,344       49,135       5,738         2,134
Chief Operating Officer      1995     221,100        -0-         6,599         1,900

Benjamin M. Belcher, Jr.     1997     307,500       66,885       4,782         2,239
Executive Vice President     1996     298,500       41,044       5,738         2,134
                             1995     284,500        -0-         6,599         1,900

Charles C. Vail              1997     235,625       42,398      10,680         2,239
Senior Vice President-       1996     215,500       32,476      12,261         2,134
Human Resources and          1995     205,100        -0-        13,731         1,900
Administration

Ward C. Belcher              1997     211,000       34,637       4,782         2,239
Vice President-              1996     203,000       27,912       5,738         2,134
Operations                   1995     193,300        -0-         6,599         1,900


(1) Salary includes amounts deferred pursuant to salary reduction elections made under the Company's Deferred Savings and Investment Plan (a "401(k) Plan") which does not have a Company matching contribution.

(2)  See the discussion below under the caption "Annual Incentives".

(3) Includes only imputed income pursuant to the Internal Revenue Code of 1986 with respect to promissory notes without stated interest delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan. See caption "Compensation Committee Interlocks and Insider Participation" below.

(4) Includes only the fair market value of shares allocated in respect of the indicated years under the Employees' Stock Ownership Plan.

Revised Retirement Income Plan and Excess Benefit Plan

     The following table shows, as of December 31, 1997, estimated annual benefits payable upon retirement at age 65 under the Company's Revised Retirement Income Plan (the "Retirement Plan") assuming that an employee would be entitled to receive benefits under the Retirement Plan provisions which would yield the largest benefit.

                               Pension Plan Table


Highest Average
 Salary Over                                      Years of Credited Service
3 Consecutive Years      10 Years      20 Years       30 Years      35 Years      40 Years       45 Years
-------------------      --------     ----------      --------      --------     ----------      ---------
     $200,000             28,134       56,268          84,402        98,468        113,468         128,468
      250,000             35,634       71,268         106,902       124,718        143,468         162,218
      300,000             43,134       86,268         129,402       150,968        173,468         195,968
      350,000             50,634      101,268         151,902       177,218        203,468         229,718
      400,000             58,134      116,268         174,402       203,468        233,468         263,468
      450,000             65,634      131,268         196,902       229,718        263,468         297,218
      500,000             73,134      146,268         219,402       255,968        293,468         330,968
      550,000             80,634      161,268         241,902       282,218        323,468         364,718
      600,000             88,134      176,268         264,402       308,468        353,468         398,468
      650,000             95,634      191,268         286,902       334,718        383,468         432,218

     The maximum number of years of credited service under the Retirement Plan is capped at 35 years except for employees hired prior to January 1, 1970.

     Under the Company's Retirement Plan, which is a non- contributory, qualified, defined benefit plan, the Company makes actuarially determined annual contributions on behalf of substantially all of its United States employees who have completed at least one year of service with the Company. As of December 31, 1997, Messrs. Roob, Dupuy, Belcher, Jr., Vail and W. C. Belcher had respectively 21, 21, 36, 14 and 26 years credited service under the Plan. The compensation covered by the Retirement Plan is that described under the "Salary" column of the Summary Compensation Table. Benefits shown in the Pension Plan Table are computed on the basis of a straight life annuity and are not subject to offset for Social Security. To the extent that an employee's retirement benefit as computed in accordance with the Plan exceeds maximum amounts permitted under the Internal Revenue Code of 1986, the difference will be paid by the Company under the Company's unfunded Excess Benefit Plan approved by the Board of Directors which provides a compensating non-qualified annual retirement supplement.

Supplemental Executive Retirement Plan

     In 1996 the Company established a non-qualified Supplemental Executive Retirement Income Benefit Plan. This Plan is designed to equalize benefits for certain senior executives. The Compensation and Stock Option Plan Committee has been authorized to select the participants in this Plan. Messrs. Roob, Dupuy and Vail are participants. Benefits under this Plan will not exceed the benefits under the Retirement Plan and the Excess Benefit Plan for an employee with 35 or more years of service.

     The following table shows, as of December 31, 1997, estimated annual benefits payable upon retirement at age 65 under the Supplemental Executive Retirement Income Benefit Plan.

           Supplemental Executive Retirement Income Benefit Plan Table

Highest Average
 Salary Over                      Years of Credited Service
3 Consecutive Years        15 Years       20 Years         25 Years
-------------------        --------       --------        ---------
   $200,000                  90,000       100,000          107,500
    250,000                 112,500       125,000          134,375
    300,000                 135,000       150,000          161,250
    350,000                 157,500       175,000          188,125
    400,000                 180,000       200,000          215,000
    450,000                 202,500       225,000          241,875
    500,000                 225,000       250,000          268,750


Highest Average
 Salary Over                      Years of Credited Service
3 Consecutive Years        15 Years       20 Years         25 Years
--------------------       --------       --------        ----------

    550,000                 247,500       275,000          295,625
    600,000                 270,000       300,000          322,800
    650,000                 292,500       325,000          349,375

     The maximum number of years of credited service under the Supplemental Executive Retirement Income Benefit Plan is 25 years. As of December 31, 1997, Messrs. Roob, Dupuy and Vail had respectively 21, 21 and 14 years of credited service. The compensation covered by this Plan is that described under the "Salary" column of the Summary Compensation Table. Benefits shown in the Supplemental Executive Retirement Income Benefit Plan Table are computed on the basis of a straight life annuity and are subject to offset by the participant's benefits under the Retirement Plan and the Excess Benefit Plan and the participant's primary Social Security benefit. Upon a participant's termination of employment following a change in control the benefit under this Plan will become fully vested and the actuarial equivalent of the benefit will be paid immediately in a lump sum.

Canadian Subsidiary Plans

     The Company's Canadian subsidiary, Benjamin Moore & Co., Limited, maintains a non-contributory defined benefit pension plan which is qualified for tax purposes under the laws of Canada, as well as an excess benefit plan and a qualified profit sharing plan. The plans provide benefits to employees of the Canadian subsidiary similar to those provided by the Company's Retirement Plan and Excess Benefit Plan described above and Employees' Stock Ownership Plan described below.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The following persons, who are non-employee Directors, serve as members of the Compensation and Stock Option Plan Committee, which establishes the compensation of the Company's senior executives named in the Summary Compensation Table above: Charles H. Bergmann, Jr., Frederick J. Costello and Gerald W. Moore.

     The following officers and Directors of the Company were indebted to the Company in amounts greater than $60,000 since January 1, 1997 under full recourse promissory notes delivered in partial payment for the purchase of Common Stock of the Company under the Employees' Stock Purchase Plan. Some of the promissory notes bear interest at the rate of five (5) percent per annum and the other promissory notes are without stated interest. In addition, Mr. Yvan Dupuy was also indebted to Benjamin Moore & Co. under a full recourse promissory note without stated interest given in connection with the purchase of Common Shares of Benjamin Moore & Co., Limited on February 13, 1992. The highest amounts outstanding under such notes for such persons since January 1, 1997 and the amounts outstanding at March 2, 1998 were as follows:

                           Since January 1, 1997                  At March 2, 1998
                      With Interest    Without Interest    With Interest    Without Interest
                      -------------    ----------------    -------------    ----------------
Ward C. Belcher          $7,068            $56,663             $-0-            $43,072
Michael A. Bonner          -0-              60,112              -0-             48,555
Yvan Dupuy                 -0-              85,087              -0-             61,707
Robert J. Hodgson         1,414            116,435              -0-             97,302
John T. Rafferty         11,969            103,846             5,443            83,499
Richard Roob              7,068             56,663              -0-             43,072
Charles C. Vail            -0-             163,312              -0-            143,548
Maurice C. Workman        2,120            151,180              -0-            141,800

     The foregoing amounts represent the aggregate principal balances outstanding under the promissory notes. The notes were given in connection with the purchase of the Company's Common Stock which generally occurred on (a) July 22, 1988, (b) January 1, 1991 and (c) May 27, 1994, at the then current fair value as determined in accordance with the terms of the Employees' Stock Purchase Plan. As noted above, Mr. Dupuy also purchased Common Shares of Benjamin Moore & Co., Limited. The promissory notes are secured by the shares to which they relate. On and after January 1, 1991, all purchases under the Employees' Stock Purchase Plan under full recourse promissory notes have been made without stated interest on the notes.

                        REPORT ON EXECUTIVE COMPENSATION

     The executive compensation program of the Company is administered by the Compensation and Stock Option Plan Committee of the Board of Directors. This Committee currently consists of Charles H. Bergmann, Jr., Frederick J. Costello and Gerald W. Moore.

     Beginning in 1997 this Committee consisted of Frank W. Burr, Gerald W. Moore and Sara B. Wardell. On April 17, 1997 Charles H. Bergmann, Jr. was appointed to this Committee. On May 21, 1997 Mr. Burr resigned as a Director and as a member of the Committee. Then on December 18, 1997 Mrs. Wardell resigned as a member of the Committee. She continues as a Director. Mr. Costello was then appointed to the Committee effective January 9, 1998.

     None of the named members of this Committee has been at any time an officer or employee of the Company or any of its subsidiaries or has had any relationship requiring disclosure by the Company under the rules and regulations of the Securities and Exchange Commission. They have all been independent, non-employee Directors.

     The amount of the payment under the management incentive program for each executive officer of the Company named in the Summary Compensation Table was determined by the provisions of the annual incentive program and was approved by the Compensation and Stock Option Plan Committee.

Base Salary

     The Company has a philosophy of providing a level of base compensation or salary that allows the Company to attract, retain and reward the talent needed to maintain its leading position in the coatings business. The Company carefully reviews the performance of employees in determining annual compensation increases. This performance evaluation is made by the various levels of management. All compensation increases for the five senior executives of the Company appearing in the Summary Compensation Table are determined by the Compensation and Stock Option Plan Committee.

     All compensation decisions of the Compensation and Stock Option Plan Committee, including those for the Chief Executive Officer, take into account individual services rendered, level and scope of responsibility, experience, an evaluation of overall Company performance, the need for motivation and retention of executives of outstanding abilities, internal equity, and the requirement to be competitive. Additional consideration is given to the compensation structures of corporations in the same or similar lines of business as the Company as well as a number of those in other lines of business. Survey data is used to assist in this evaluation. Within this framework, the salary of the Chief Executive Officer and the other senior executives of the Company is determined by the Compensation and Stock Option Plan Committee based on the Committee's judgment concerning their individual contribution to the business, level of responsibility and experience. No specific formulas are used, but the Committee believes that the motivation of the Company's executives and all of its employees is extremely important to the ability of the Company to meet the challenges of the future.

Annual Incentives

     An annual incentive program was adopted by the Company effective January 1, 1993. It is intended to create a positive link between annual performance and annual incentive compensation. The program has two broad components: a general profit sharing portion and a management incentive plan. Incentive payments under the profit sharing portion of this program for 1997 were made to all employees who are not participants in the management incentive award program or the sales representative incentive program. For 1997 the incentive payment threshold was the achievement of a specified level of increase in net profits of the Company over 1996 net profit. This amount was later adjusted for the third quarter 1997 restructuring charges. Below the threshold level no incentive payment would be paid to any employee. The Compensation and Stock Option Plan Committee determined incentive opportunities for 1997 corresponding with the performance required to achieve increasing levels of net income under the Company's strategic plan. Target incentive opportunities were established under the profit sharing portion of this program as an increasing percentage of base salary directly related to the level of increase of net income. The profit sharing opportunity was designed to foster a team based approach to collaborative working decisions.

     In addition, approximately 170 employees, including those executive officers named in the Summary Compensation Table, participated in the management incentive award program. This program enabled the participants to receive an incentive payment depending upon the level of increase in net profits. The factors considered by the Compensation and Stock Option Plan Committee in determining the specific percentage for each individual in this group of employees, which included the executive officers named in the Summary Compensation Table, were the level and scope of responsibilities, experience, performance of the individual and competitive practices of companies in similar lines of business for similar positions. Company results were adjusted for the restructuring charges taken in the third quarter of 1997 which had the effect of substantially reducing net income. The Compensation and Stock Option Plan Committee decided that incentive payments should be made for overall performance throughout the year. The incentive payment to the Chief Executive Officer, Richard Roob, in 1997 of $160,000 reflects the Compensation and Stock Option Plan Committee's judgment with respect to his level of responsibility within the Company and his leadership and is in accordance with the general plan of the incentive program.

     Since an increase in net profits is generally used to determine the amount of the annual incentive, the program is positively correlated with the performance of the Company.

Long-Term Incentives

     The Company's long-term incentive philosophy is that long-term incentives should be related to increases in long-term shareholder value so as to create a mutuality of interest among the Company, employees and shareholders. To further this objective the Company provides a three component opportunity of long term incentives for many employees. The first is the opportunity to purchase Common Stock through the Employees' Stock Purchase Plan. This Plan is generally available to employees who have more than five years of service with the Company. The second opportunity is through the Employees' Stock Ownership Plan. All employees of the Company with one year of service are participants in this Plan. Lastly, the Compensation and Stock Option Plan Committee approved the establishment of a long-term compensation program for senior leadership and key management employees.

Stock Purchases

     An Employees' Stock Purchase Plan was approved by the shareholders of the Company on April 20, 1978. This was a continuation of the original plan established in 1937. It permits the purchase of shares of Common Stock at fair value. It is believed that stock ownership ensures a direct tie between the interests of employees and shareholders of the Company. For a summary of the indebtedness to the Company under this Plan of officers and Directors of the Company, see the discussion above under the heading "Compensation Committee Interlocks and Insider Participation".

Employees' Stock Ownership Plan

     The Company maintains an Employees' Stock Ownership Plan which is a qualified plan covering substantially all of its United States employees. Under the terms of this Plan, the Board of Directors of the Company is authorized to make contributions from time to time out of the profits or retained earnings of the Company to the Plan Trust fund; such contributions to be in an amount and in the form of cash or shares of Common Stock as determined by the Board of Directors in its sole discretion. Contributions, which are deductible expenses for income tax purposes, are allocated annually to the participants in the Plan in the ratio that the eligible compensation of each bears to the aggregate eligible compensation of all such participants. In 1997 the Company contributed to the Plan Trust fund an amount necessary to make the loan payment due on a loan made on June 30, 1989, which was used to purchase shares for the Employees' Stock Ownership Plan.

Long Term Compensation Program for Senior Leadership and Key
Management Employees

     This program is a multiyear incentive program that targets the achievement of four year sales and net profit goals. The principal incentive feature is the award of stock options to approximately 40 senior managers, including the executive officers named in the Summary Compensation Table. There is also a cash bonus feature designed to facilitate part of the cash requirements needed by option holders to exercise their options.

Cash Bonus Plan

     The Cash Bonus Plan calls for a payment to senior executives based upon cumulative earnings over the four year period 1998 through 2001.

1993 Stock Option Plan

     Stock options encourage and reward efforts that result in corporate financial success over the long-term as measured by stock price appreciation. Employees receiving grants benefit only if shareholders benefit through appreciation in the post- grant value of the shares of Common Stock. The current Stock Option Plan of the Company was approved by the shareholders on April 15, 1993. Grants were made under this Plan on August 10, 1993 to 1,241 eligible employees, including the executive officers named in the Summary Compensation Table. Six other current employees have received grants since that time.

1998 Stock Incentive Plan

     The 1998 Stock Incentive Plan that is being submitted to shareholders for approval at the Meeting is described below.

Policy Regarding Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to an employee who on the last day of fiscal years beginning on or after January 1, 1994 is either the chief executive officer or among the four most highly compensated officers other than the chief executive officer to $1 million, except for qualified performance-based compensation. Options that have been granted under the Company's Stock Option Plan are designed to qualify as performance-based compensation under regulations issued by the Internal Revenue Service. In addition, the stock option, stock appreciation rights and performance award portions of the 1998 Stock Incentive Plan that is being submitted to shareholders at the Meeting have been designed so that awards pursuant thereto may qualify as performance-based compensation. The Compensation and Stock Option Plan Committee intends to take such action as it deems appropriate to preserve the tax deductibility of compensation paid by the Company to the extent practicable and so long as this objective is consistent with providing fair, competitive and rewarding compensation consistent with performance.

                  COMPENSATION AND STOCK OPTION PLAN COMMITTEE

Charles H. Bergmann, Jr.          Frederick J. Costello          Gerald W. Moore


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table provides information concerning the value of unexercised options held by the executive officers named in the Summary Compensation Table at the end of the last fiscal year, which is calendar year 1997. No stock options were exercised by such persons in 1997 and the Company has not granted any stock appreciation rights ("SARs").

                               Number of
                               Securities
                               Underlying Unexercised      Value of Unexercised
                               Options at                  In-the-Money Options at
                               Fiscal Year End (#)         Fiscal Year End ($) (1)
   Name                        Exercisable/Unexercisable   Exercisable/Unexercisable

   Richard Roob                       10,000/0                    48,600/0
   Yvan Dupuy                         6,000/0                     29,160/0
   Benjamin M. Belcher, Jr.           8,000/0                     38,880/0
   Charles C. Vail                    6,000/0                     29,160/0
   Ward C. Belcher                    6,000/0                     29,160/0

(1) Values stated are based on the difference between the option exercise or base price per share of $73.26 and the fair value of a share of Common Stock on December 31, 1997 of $78.12 per share, as determined by Management Planning, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540, an independent consulting firm retained since April 1988 to calculate the current fair value of the Common Stock on a weekly basis. Such price as of March 2, 1998 was $81.93 per share.


                             SEVERANCE ARRANGEMENTS

     The Company has adopted a Severance Protection Plan (the "Severance Plan") covering designated employees of the Company (including each of the executive officers appearing in the Summary Compensation Table). Under the Severance Plan, a covered executive will be entitled to specified severance benefits if he or she is terminated within two years after a Change in Control (as defined in the Severance Plan) by the Company other than for Cause (as defined in the Severance
Plan) or by the executive for Good Reason (as defined in the Severance Plan but generally including an adverse change in the executive's position, a reduction in salary or certain benefits or a relocation of the Company's offices more than 25 miles.) The severance benefits include a lump sum equal to three times the executive's base salary, a pro-rata annual bonus for the year in which the termination occurs and the continuation of certain health and welfare benefits for three years following termination. Severance benefits would be reduced if the amount otherwise payable would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986.


                                PERFORMANCE GRAPH

     The following line graph compares the Company's cumulative total shareholder return on the Common Stock with the cumulative total return of (i) the Standard & Poor's 500 Stock Index which is a broad based widely used index useful for comparison purposes and (ii) a Peer Group of five publicly traded companies in the coatings business. The companies in the Peer Group are Lilly Industries, Inc., Pratt & Lambert United, Inc. through 1995 since it was acquired by The Sherwin-Williams Company in January 1996, RPM, Inc., The Sherwin-Williams Company and The Valspar Corporation. All returns assume that $100 was invested on December 31, 1992 and that all dividends were reinvested, and all returns are weighted on the basis of market capitalization at the beginning of each year of measurement.

[GRAPHIC OMITTED]

                         Fiscal Years Ended December 31

                        Base
                        1992    1993     1994     1995    1996     1997
                        -----   -----   ------   ------  -----    ------
Benjamin Moore & Co.    100    125.33   114.84   120.64   95.15   141.03
S&P 500 Comp            100    110.08   111.53   153.45  188.68   251.63
Peer Group              100    116.73   117.04   145.35  190.65   201.96


                              CERTAIN TRANSACTIONS

     See the discussion above under the caption "Compensation Committee Interlocks and Insider Participation".

                                 Proposal No. 2

                    APPROVAL OF THE 1998 STOCK INCENTIVE PLAN

                              BENJAMIN MOORE & CO.
                            1998 STOCK INCENTIVE PLAN
                                     SUMMARY

General

     On February 9, 1998, the Compensation and Stock Option Plan Committee adopted the Benjamin Moore & Co. 1998 Stock Incentive Plan (the "Stock Incentive Plan"). The principal provisions of the Stock Incentive Plan are summarized below, however, this summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Incentive Plan, which is attached to this Proxy Statement as Exhibit A. Terms not defined herein shall have the meanings set forth in the Stock Incentive Plan.

     If the Stock Incentive Plan is approved by the shareholders, there will be no further new grants of options under the Stock Option Plan approved by the shareholders on April 15, 1993.

Purpose

     The purpose of the Stock Incentive Plan is to strengthen the Company by providing an incentive to its employees, officers and directors through the granting or awarding of incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance units, and performance shares to employees, officers and Directors of the Company (collectively or individually, "Awards"), thereby encouraging them to devote their abilities and energies to the success of the Company.


Administration

     The Stock Incentive Plan is to be administered by a committee consisting of at least three Directors of the Company (the "Committee"), and it may be administered by the entire Board. If the Committee consists of less than the entire Board, each member will be a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent necessary for any Award to qualify as performance-based compensation under Section 162(m) of the Code, each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

     Each Award under the Stock Incentive Plan will be evidenced by an agreement that sets forth the terms of the grant. Under the Stock Incentive Plan, the Committee has the authority to, among other things: (i) select the individuals to whom Awards will be granted, (ii) determine the type, size and the terms and conditions of Awards and (iii) establish the terms for treatment of Awards upon a termination of employment. In addition, the Committee may provide in its discretion a right of first refusal in favor of the Company with respect to the proposed sale of any shares subject to an Award.

Shares Available for Issuance

     Under the Stock Incentive Plan, 400,000 shares of common stock will be available for the grant of Awards to Eligible Individuals, provided that the maximum number of shares with respect to which Awards may be granted to any individual during any calendar year is 50,000. In addition, each Eligible Director will be granted a Director Option in respect of 1,000 shares of Common Stock on the first business day after the annual meeting of the shareholders of the Company in 1998 and each year thereafter during which the Plan is in effect. In the event of any Change in Capitalization (as defined in the Stock Incentive
Plan), however, the Committee may adjust the maximum number and class of shares with respect to which Awards may be granted, the number and class of shares which are subject to outstanding Awards and the purchase price thereof. Of the total number of shares allotted under the Stock Incentive Plan, not more than one-third of the number of allotted shares may be used for grants of restricted stock. The maximum dollar amount that an individual may receive during any calendar year in respect of cash-denominated performance units may not exceed $1 million.

Stock Options

     The Committee will determine whether any option is a nonqualified or incentive stock option at the time of grant. The per share exercise price of an option granted under the Stock Incentive Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per share under each incentive stock option must not be less than 100% of the fair market value of the Common Stock of the Company subject to the option at the date of grant (110% in the case of an incentive stock option granted to a "Ten-Percent Stockholder" (as defined in the Stock Incentive Plan)). Each option will be exercisable at such dates and in such installments as determined by the Committee. All outstanding options will become fully exercisable upon a "Change of Control" (as defined in the Stock Incentive
Plan). In addition, the Committee reserves the authority to accelerate the exercisability of any option at any time.

     With respect to Director Options, the per share exercise price under each Director Option shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted. The Director Options will be fully vested and exercisable with respect to 100% of the underlying Shares on the date of the annual meeting of shareholders next following the date of grant provided the Optionee continues to serve as a Director on that date (but whether or not the Director is reelected at the annual meeting on such date).

     Each Option terminates at the time determined by the Committee, except that the term of each Option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); provided, however, that the Committee may (and in the case of a Director Option shall) provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted and a Director Option will terminate three (3) months following the Director ceasing to serve as a director (one (1) year in the case of death or Disability and immediately upon termination for Cause). Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Notwithstanding the foregoing, the Committee may set forth in the option agreement, at the time of grant or at any time thereafter, that the option may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. Incentive stock options may be exercised during the optionee's lifetime only by the grantee or his guardian or legal representative. In the discretion of the Committee, the purchase price for shares may be paid (i) in cash, (ii) by transferring shares of Common Stock to the Company, (iii) by the delivery of a promissory note or other evidence of indebtedness or (iv) by a combination of the foregoing. In addition, options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee.

Stock Appreciation Rights ("SARs")

     The Stock Incentive Plan permits the granting of SARs either in connection with the grant of an option or as a freestanding right. A SAR permits a grantee to receive upon exercise of the SAR, cash and/or shares, at the discretion of the Committee, in an amount equal in value to the excess, if any, of the then per share fair market value over the per share fair market value on the date the SAR was granted (or option exercise price in the case of a SAR granted in connection with an option). When a SAR is granted, however, the Committee may establish a limit on the maximum amount a grantee may receive on exercise. The Committee will decide at the time the SAR is granted the date or dates at which it will become vested and exercisable; however, in the event of a Change of Control of the Company, all SARs become immediately and fully exercisable.

Restricted Stock

     The Committee will determine the terms of each restricted stock Award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the Committee, in its discretion, may decide: (i) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (ii) whether any deferred dividends will be reinvested in additional shares of Common Stock or held in cash, (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock and (iv) whether any stock dividends paid will be subject to the restrictions applicable to the restricted stock Award. Unless otherwise provided at the time of grant, the restrictions on the restricted stock will lapse upon a Change of Control. Shares of restricted stock are non-transferable until such time as all restrictions upon such shares lapse.

Performance Units and Performance Shares

     Performance units and performance shares will be awarded as the Committee may determine, and the vesting of performance units and performance shares will be based upon the Company's attainment within an established period of specified performance objectives to be determined by the Committee among the following: earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, cash flow or any combination of the foregoing. Upon granting performance units or performance shares, the Committee may provide, to the extent permitted under Section 162(m) of the Code, the manner in which performance will be measured against the performance objectives, or may adjust the performance objectives, to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting changes, and other similar extraordinary or nonrecurring events. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of performance units will be made in cash, shares, shares of restricted stock or any combination of the foregoing, as determined by the Committee. The agreement evidencing the Award of performance shares or performance units will set forth the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. In the event of a Change of Control, all or a portion of the performance units will vest and the restrictions on all or a portion of the performance shares will lapse, in either case, as determined by the Committee at the time of grant and as set forth in the agreement evidencing the Award of performance shares or performance units. Performance shares are non-transferable until such time as any restriction upon such shares lapses.

Amendments and Termination

     The Stock Incentive Plan will terminate on the day preceding the tenth anniversary of the date of its adoption by the Committee. The Board or the Committee may at any time and from time to time amend or terminate the Stock Incentive Plan; provided, however, that, to the extent necessary under applicable law, no such change will be effective without the requisite approval of the Company's shareholders. In addition, no such change may alter or adversely impair any rights or obligations under any Awards previously granted, except with the written consent of the grantee.

Options To Be Granted To Certain Individuals And Groups

     As of the date of this Proxy Statement, no grants have been made under the Plan. However, the Company is contemplating granting Options in respect of up to approximately 140,000 shares to approximately 40 Eligible Individuals. In addition, there are 14 Eligible Directors who could qualify to participate in the Plan. Because adoption of the Plan is subject to shareholder approval and because the granting of Options (other than Director Options) and Awards will be entirely within the discretion of the Committee (and no such action has as yet been taken), it is not possible to determine the employees, Directors and other persons to whom Options or Awards will be granted under the Plan or the number of Shares or value of dollar-denominated grants to be covered by such Options and Awards.

Certain Federal Income Tax Consequences Relating to Awards Under the Plan

     Incentive Stock Option ("ISO"). In general, an Optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, an Optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Optionee whose employment is terminated due to disability). The employment requirement does not apply where an Optionee's employment is terminated due to his or her death.

     If an Optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Optionee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If an Optionee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Optionee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long- term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gain rates available if shares are held for more than eighteen months after the date of exercise. If the Optionee sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, the Company and its Subsidiaries will be allowed a business expense deduction to the extent an Optionee recognizes ordinary income.

     Nonqualified Stock Option. In general, an Optionee who receives a nonqualified stock option will recognize no income at the time of the grant of the option. In general, upon exercise of a nonqualified stock option, an Optionee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise (or in the case of an Optionee who has timely elected to defer the issuance of Shares upon exercise of an Option, the date of issuance of the Shares) over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months and will be subject to further reduced rates if the shares were held for more than eighteen months.

     Special rules may apply with respect to persons who may be subject to
Section 16(b) of the Exchange Act. Optionees who are or may become subject to
Section 16 of the Exchange Act should consult with their own tax advisors in this regard.

     Generally, if an Optionee delivers previously owned shares to pay the exercise price, no gain or loss will be recognized in respect of the shares delivered, and there will be a carryover basis and holding period for a like number of shares acquired. If the option being exercised is an ISO and the shares delivered were acquired upon exercise of an ISO and are delivered prior to satisfaction of the ISO holding period requirements described above, the delivery of shares will constitute a Disqualifying Disposition as to which the rules described above will apply. If the option being exercised is a nonqualified stock option, ordinary income (treated as compensation) will be recognized only on the additional shares acquired and will be equal to the fair market value of the shares on the date of exercise less any additional cash paid.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, an Optionee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

     Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensations paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the Plan with the intention that compensation resulting from awards of options, stock appreciation rights, performance shares and performance units may qualify as "performance-based compensation" and, if so qualified, would be deductible.

The Board of Directors recommends a vote FOR approval of the Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP as the independent public accountants for the Company in 1998. Deloitte & Touche LLP and its predecessors, Deloitte Haskins & Sells and Haskins & Sells, have acted in such capacity since 1957. A representative of Deloitte & Touche LLP is expected to be present at the Meeting. The representative will have an opportunity to make a statement, and will be available to respond to appropriate questions.

                                  MISCELLANEOUS

Shareholder Proposal Date

     Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, at its principal executive offices at 51 Chestnut Ridge Road, Montvale, New Jersey 07645 not later than November 23, 1998 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1999 Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based on review of the copies of such forms furnished to the Company, the Company believes that during the year 1997 all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten-percent beneficial owners were met.

                        AVAILABILITY OF FORM 10-K REPORT

     Upon written request, the Company will furnish, without charge, a copy of its Form 10-K Annual Report for 1997, as filed with the Securities and Exchange Commission, to any person who, as of the close of business on March 2, 1998, either held shares of the Company in his or her own name or was the beneficial owner of shares held in the name of another person. Such shareholders must make such requests to the Secretary, Benjamin Moore & Co., 51 Chestnut Ridge Road, Montvale, New Jersey 07645. Owners of shares held in the name of another person must include in their requests a representation that they were beneficial owners of shares of Benjamin Moore & Co. as of the close of business on March 2, 1998.

                                             By Order Of The Board of Directors

                                                               John T. Rafferty
Dated:   March 23, 1998                                               Secretary

                                    Exhibit A

                              BENJAMIN MOORE & CO.
                            1998 STOCK INCENTIVE PLAN

     1. Purpose.

     The purpose of this Plan is to strengthen Benjamin Moore & Co. (the "Company") by providing an incentive to its employees, officers and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Awards and Restricted Stock (as each term is herein defined).

     2. Definitions.

     For purposes of the Plan:

        2.1 "Adjusted Fair Market Value" means, in the event of a Change of Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change of Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change of Control.

        2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

         2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

         2.5 "Board" means the Board of Directors of the Company.

         2.6 "Cause" means:

              (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

              (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

         2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.8 A "Change of Control" means the occurrence of any of the following:

              (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange
Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control. A "Non- Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined), or (iv) any individual who is a member of the Incumbent Board or a relative of any such individual, or a group (within the meaning of Rule 13(d)-5(b)(1) promulgated under the Exchange Act) of which any such individual is a member.

              (b) A situation in which the individuals who, as of February 9, 1998 are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (c) The consummation of:

     (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

              (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

              (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

              (C) no Person other than (1) the Company, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation or reorganization by the Company or any Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty-five percent (25%) or more of the then outstanding Voting Securities, owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

     (ii) A complete liquidation or dissolution of the Company; or

     (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended.

         2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

         2.11 "Company" means Benjamin Moore & Co.

         2.12 "Director" means a director of the Company.

         2.13 "Director Option" means an Option granted pursuant to Section 6.

         2.14 "Disability" means:

              (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

              (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

         2.15 "Division" means any of the operating units, regions or divisions of the Company designated as a Division by the Committee.

         2.16 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

         2.17 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or

Awards subject to the conditions set forth herein.

         2.18 "Employee Option" means an Option granted pursuant to Section 5.

         2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.20 "Fair Market Value" on any date means the closing sales price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

         2.21 "Grantee" means a person to whom an Award has been granted under the Plan.

         2.22 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         2.23 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         2.24 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

         2.25 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

         2.26 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.27 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         2.28 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.29 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

         2.30 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

         2.31 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

         2.32 "Performance Objectives" has the meaning set forth in Section 10.

         2.33 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.

         2.34 "Performance Units" means Performance Units granted to an Eligible Individual under Section 10.

         2.35 "Plan" means the Benjamin Moore & Co. 1998 Stock Incentive Plan, as amended and restated from time to time.

         2.36 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

         2.37 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

         2.38 "Shares" means the common stock, par value $10.00 per share, of the Company.

         2.39 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

         2.40 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.41 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

         2.42 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.  Administration.

         3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least three (3) Directors of the Company and may consist of the entire Board; provided, however, that (a) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (b) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

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

              (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

              (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Performance Awards, the maximum value of each Performance Award and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

              (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

              (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

              (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

              (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. Stock Subject to the Plan; Grant Limitations.

         4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 400,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 9 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 10.1(b)). The maximum number of Shares that an Eligible Individual may receive in respect of Options and Awards granted in any calendar year may not exceed 50,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

              (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

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

              (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

         4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

    5. Option Grants for Eligible Individuals.

         5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

         5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

         5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

    6. Option Grants for Nonemployee Directors.

         6.1 Grant. Each Eligible Director shall be granted a Director Option in respect of 1,000 Shares on the first business day after the annual meeting of the shareholders of the Company in 1998 and each year thereafter during which the Plan is in effect, provided that the Eligible Director is a Director on such date.

     All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

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

         6.2 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

         6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the date of the annual meeting of shareholders next following the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date (but whether or not the Director is reelected at the annual meeting on such date); provided, further, that if a Director dies while a Director prior to such date, the Director Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto. If an Optionee ceases to serve as a Director for any reason other than death, the Optionee shall have no rights with respect to any Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Director Option which remains unvested.

         6.4 Duration. Subject to Section 7.4, each Director Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

              (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

              (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

              (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

              (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

    7. Terms and Conditions Applicable to All Options.

         7.1 Non-Transferability. An Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Incentive Stock Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement at the time of grant or thereafter, that the Option (other than an Incentive Stock Option) may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash, (b) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee or (c) the delivery of a promissory note or other evidence of indebtedness upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

         7.4 Effect of Change of Control. In the event of a Change of Control, all Options outstanding on the date of such Change of Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change of Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (b) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company and its Subsidiaries terminates following a Change of Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (x) the first anniversary of the termination of the Optionee's employment or service or (y) the expiration of the stated term of the Option.

    8. Stock Appreciation Rights.

    The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee

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

may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

         8.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

         8.2 Stock Appreciation Right Related to an Option.

              (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

              (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

              (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised.

         8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.6), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

         8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

         8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

         8.6 Effect of Change of Control. In the event of a Change of Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (a) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (ii) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (b) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change of Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (x) the termination of the Grantee's employment or (y) the expiration of the stated term of the Stock Appreciation Right.

9. Restricted Stock.

         9.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

         9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         9.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

         9.4 Lapse of Restrictions.

              (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.


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

              (b) Effect of Change of Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change of Control. The Agreement evidencing the Award shall set forth any such provisions.

         9.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         9.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         10. Performance Awards.

         10.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.1(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

              (a) Vesting and Forfeiture. Subject to Sections 10.3(c) and 10.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

              (b) Payment of Awards. Subject to Section 10.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

         10.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

              (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

              (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.2(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

              (c) Lapse of Restrictions. Subject to Sections 10.3(c) and 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

              (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

              (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         10.3 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price,
(iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) cash flow or growth in cash flow or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (either to the Company's prior performance or to the performance of one or more other companies, peer groups or indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

              (b) At the time of the granting of a Performance Award or thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, extraordinary or nonrecurring events, accounting changes and other similar events.

              (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation and that is made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

         10.4 Effect of Change of Control. In the event of a Change of Control:

              (a) With respect to Performance Units, the Grantee shall
(i) become vested in all or a portion of the Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change of Control a cash payment within ten (10) days after such Change of Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

              (b) With respect to Performance Shares, all or a portion of any unissued Performance Shares shall be issued, and restrictions shall lapse immediately on all or a portion of the Performance Shares in each case as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

              (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change of Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

    11. Effect of a Termination of Employment.

    The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director

Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

    12. Adjustment Upon Changes in Capitalization.

              (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during any calendar year,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

              (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

              (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

    13. Effect of Certain Transactions.

    Subject to Sections 7.4, 8.6, 9.4(b) and 10.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or
(b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

    14. Interpretation.

              (a) The Plan is intended to comply with Rule 16b- 3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

              (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation within the meaning of
Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

    15. Pooling Transactions.

    Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change of Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

    16. Termination and Amendment of the Plan.

    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Compensation and Stock Option Plan Committee of the Board and no Option or Award may be granted thereafter. The Board or the Compensation and Stock Option Plan Committee of the Board may sooner terminate the Plan and the Board or the Compensation and Stock Option Plan Committee of the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

              (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

              (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with any applicable law, regulation or exchange requirement.

    17. Non-Exclusivity of the Plan.

    The adoption of the Plan by the Compensation and Stock Option Plan Committee of the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    18. Limitation of Liability.

    As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

              (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

              (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

              (c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

              (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

    19. Regulations and Other Approvals; Governing Law.

         19.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to conflicts of laws principles thereof.

         19.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         19.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         19.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         19.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

    20. Right of First Refusal.

    Upon such terms and conditions as determined by the Committee in its discretion, the Committee at the time of grant of an Option or Award may provide a right of first refusal in favor of the Company with respect to any proposed sale by an Optionee or Grantee of Shares subject to an Option or Award.

    21. Miscellaneous.

         21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

         21.2 Withholding of Taxes.

              (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event
(the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), provided that it is permitted in the terms of the Agreement at the time of the grant or thereafter, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

              (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         21.3. Effective Date. The effective date of this Plan shall be as determined by the Compensation and Stock Option Plan Committee of the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of New Jersey within twelve (12) months of the adoption of the Plan by the Compensation and Stock Option Plan Committee of the Board.



                                     xviii

                          Benjamin Moore & Co. - Proxy
                   51 Chestnut Ridge Road, Montvale, NJ 07645
                  --------------------------------------------

           This Proxy Is Solicited On Behalf of the Board of Directors

The undersigned hereby appoints Benjamin M. Belcher, Jr., Yvan Dupuy and Richard Roob as proxies to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held April 16, 1998. Each of the named proxies shall have the power to appoint a substitute proxy for himself. The proxies, or any one of them, shall have the power to vote: (i) only those shares of the Common Stock of Benjamin Moore & Co. held of record by the undersigned as of the close of business on March 2, 1998; (ii) at any adjournment or postponement of the meeting; and (iii) upon any subject which may properly be brought before the meeting. The proxies may vote upon all the matters described in the proxy statement furnished with this proxy, subject to any directions indicated below. If no directions are given, this proxy will be voted "FOR" the election of the nominees listed below and "FOR" the proposal to approve the 1998 Stock Incentive Plan.


1. Election of three (3) Class I Directors:

   FOR all nominees listed below
   (except as written below)

   WITHHOLD AUTHORITY to vote for all nominees listed below

    Benjamin M. Belcher, Jr.      Yvan Dupuy           Gerald W. Moore

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-------------------------------------------------------------------------------

2. To Approve the 1998 Stock Incentive Plan

   / / FOR this proposal    / / AGAINST this proposal    / / ABSTAIN from voting

3. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY


----------------------------------------

----------------------------------------

----------------------------------------

Dated:                                  , 1998
     -----------------------------------

The signature(s) should agree with the name(s) imprinted to the left. Custodians, Executors, Administrators, Trustees,
Guardians and Attorneys should so indicate when signing.

Shares held on record date:
                           --------------------------------

                   Benjamin Moore & Co. - Voting Instructions
                   51 Chestnut Ridge Road, Montvale, NJ 07645
                  ---------------------------------------------

                         EMPLOYEES' STOCK OWNERSHIP PLAN
                     These Instructions Are Solicited by the
                Administrative Committee and the Trustees of the
              Benjamin Moore & Co. Employees' Stock Ownership Plan

Pursuant to Section 9.8 of the Benjamin Moore & Co. Employees' Stock Ownership Plan (the "Plan"), the undersigned hereby instructs the Administrative Committee and the Trustees of the Plan, and each or any of them, to vote as designated below, all shares of Common Stock of Benjamin Moore & Co. held in the account of the undersigned under the Plan as of the close of business on March 2, 1998, at the Annual Meeting of Shareholders to be held on April 16, 1998 or any adjournment or postponement thereof.
These instructions when properly executed will be followed in the manner directed. If no instructions are given on this form or if the form is not returned, all shares of Common Stock held in your account under the Plan will be voted in the election of Directors and on any other proposals before the meeting in the same proportion as shares for which instructions have been received from Participants in the Plan. If authority to vote for one or more nominees is withheld, the shares of Common Stock held in your account under the Plan will be voted only for the balance of such nominees, if any.


1. Election of three (3) Class I Directors:

   FOR all nominees listed below
   (except as written below)

   WITHHOLD AUTHORITY to vote for all nominees listed below

    Benjamin M. Belcher, Jr.      Yvan Dupuy           Gerald W. Moore

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-------------------------------------------------------------------------------

2. To Approve the 1998 Stock Incentive Plan

   / / FOR this proposal    / / AGAINST this proposal   / / ABSTAIN from voting

3. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY


----------------------------------------

----------------------------------------

----------------------------------------

Dated:                                  , 1998
     -----------------------------------

The signature(s) should agree with the name(s) imprinted to the left.